SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 31, 2000


                               WAVE SYSTEMS CORP.
               (Exact Name of Registrant as Specified in Charter)



     DELAWARE                        0-24752                   13-3477246
(State or Other Jurisdiction       (Commission               (IRS Employer
        of Incorporation)           File Number)           Identification No.)


                 480 Pleasant Street, Lee, Massachusetts 01238
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (413) 243-1600


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On August 31, 2000, Wave Systems Corp. ("Wave"), a provider of electronic commerce, content distribution and security services, acquired substantially all of the assets of Indigo Networks LLC, a Delaware limited liability company ("Indigo") which provides website portals through which consumers may access the websites of merchants engaged in e-commerce. The acquired assets consist primarily of developed software, commercial software, computer equipment, customer lists, contracts with merchants, internet website and domain names, and intellectual property. Wave also hired the former employees of Indigo.

     The aggregate consideration paid by Wave to Indigo consisted of 374,889 shares of Wave's Class A Common Stock. The closing price per share for Wave's Class A Common Stock as of August 31, 2000 was $20.625. The terms of the Asset Purchase Agreement (the "Agreement") pursuant to which the transaction was consummated were determined in arm's-length negotiations between Wave and Indigo. There were no material relationships requiring disclosure pursuant to
Item 2.

     Indigo operates an on-line shopping mall at www.ishophere.com which allows consumers to visit a number of merchant websites on the internet. Founded in 1998, Indigo is located in Nashville, Tennessee.

     All information required by Item 2 is set forth herein. For reference, the Agreement is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

     (B) PRO FORMA FINANCIAL INFORMATION.

     In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) of Form 8-K will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

     (C) EXHIBITS.

     Exhibit 99.1 Asset Purchase Agreement, dated as of August 31, 2000, by and between Wave and Indigo. (Does not include Exhibits or Disclosure Schedules. Wave will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAVE SYSTEMS CORP.


                                    By:  /s/ Steven Sprague
                                        ------------------------------
                                        Steven Sprague
                                        Chief Executive Officer

Dated:  September 12, 2000


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                                 EXHIBIT INDEX


Exhibit No.                  Description

99.1 Asset Purchase Agreement, dated as of August 31, 2000, by and between Wave and Indigo. (Does not include Exhibits or Disclosure Schedules. Wave will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)